SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 30, 2001

        DATA RESEARCH ASSOCIATES, INC.
(Exact Name of Registrant as Specified in its Charter)

MISSOURI (State or Other Jurisdiction of Incorporation)	0-20244 (Commission File Number)	43-1063230 (IRS Employer Identification No.)

1276 North Warson Rd., St. Louis, Missouri (Address of Principal Executive Offices)	63132 (Zip Code)

(314) 432-1100 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Employment Agreement by and between Data Research Associates, Inc. and Katharine W. Kilper dated as of the 19th day of April, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2001

DATA RESEARCH ASSOCIATES, INC.

By: /s/ Katharine W. Kilper Katharine W. Kilper Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement by and between Data Research Associates, Inc. and Katharine W. Kilper dated as of the 19th day of April, 2001.